Intangible assets	12 Months Ended
Dec. 31, 2021
Disclosure Of Intangible Assets [Abstract]
Intangible assets

8. Intangible assets

in USD ‘000	2021	2020
Net book value as of January 1	26,608	26,608
Additions	-	-
Disposals	(2,105)	-
Amortization charge	-	-
Currency translation effects	-	-
Net book value as of December 31	24,503	26,608
Total cost	24,503	26,608
Accumulated amortization	-	-

As of December 31, 2021, the Group holds a number of licenses to operate several biopharmaceutical product candidates, the value of which is recorded at USD 24.5 million.

In July 2021, the Company entered into an agreement with Organon & Co. (“Organon”) to develop and commercialize ebopiprant. Under the terms of the agreement, Organon gained exclusive worldwide rights to develop, manufacture and commercialize ebopiprant. In consideration for entering into this agreement, the Company is entitled to receive tiered double-digit royalties on commercial sales as well as up to USD 500 million in upfront and milestone payments including USD 25 million that was paid at signing, up to USD 90 million in development and regulatory milestones and up to USD 385 million sales-based milestones. This transaction resulted in the derecognition of the license to develop and commercialize ebopiprant, initially recognized for USD 2.1 million as an intangible asset.

Merck Serono licenses

On August 28, 2013, the Group in-licensed nolasiban for USD 4.9 million from Ares Trading S.A., an affiliate of Merck Serono (“Merck Serono”).

In June 2015, the Group acquired the in-license for ebopiprant from Merck Serono for an amount of USD 2.4 million.

Kissei license

On November 19, 2015, the Group entered into an exclusive in-license and supply agreement with Kissei Pharmaceutical Co., Ltd. (“Kissei”) to acquire the product candidate linzagolix (formerly OBE2109) for which Kissei successfully completed a Phase 2 trial in Japan. This in-license agreement grants the Group an exclusive license to use, develop and commercialize the product candidate worldwide excluding certain Asian countries. This in-license was acquired for an upfront cash consideration of USD 10 million, with additional contingent payments upon occurrence of certain milestones (note 21).

On April 25, 2017, the Group announced the initiation of its Phase 3 clinical program for linzagolix in uterine fibroids and related activation of sites and start of recruitment. This event triggered the recognition and payment of a USD 5.0 million milestone to Kissei during the second quarter of 2017, that was accounted for as an intangible asset.

Similarly, on May 9, 2019, the Group announced the initiation of its Phase 3 clinical program for linzagolix in endometriosis, which includes the EDELWEISS 2 and EDELWEISS 3 clinical trials. On July 19, 2019, the Group randomized the first patient as part of the EDELWEISS 2 trial, resulting in a milestone payment of USD 5 million to Kissei, accounted for as an intangible asset.

In October 2021, the Group amended the exclusive in-license and supply agreement with Kissei such that first commercial sales milestones for the EU and the US will now be extended over a 5-year period. In addition, North American royalty payments were lowered to tiered single digit royalties on net sales plus a supply price for the active pharmaceutical ingredient.

The Group has concluded that the Merck Serono licenses and the Kissei license acquisitions do not qualify as business combinations per IFRS 3, as the Group did not acquire processes that are capable of producing outputs given the in-licensed compounds are very early-stage.

Amortization and impairment

The Group's intangible assets are subject to a multi-phase clinical trials process and the licenses are currently not amortized as no regulatory and marketing approvals were obtained as of December 31, 2021.

In accordance with IAS 38, the licenses have been reviewed for impairment by assessing the fair value less costs of disposal (“FVLCOD”). The valuation is considered to be Level 3 in the fair value hierarchy due to unobservable inputs used in the valuation. No impairment was identified.

The key assumptions used in the valuation model (income approach) to determine the FVLCOD of the licenses are as follows:

•	Expected research and development costs;
•	Probabilities of achieving development milestones based on industry standards;
•	Reported disease prevalence;
•	Expected market share;
•	Commercialization expectations;
•	Drug reimbursement, costs of goods and marketing expenses; and
•	Expected patent life.

The valuation model covers a 20-year period due to the length of the development cycle for assets of this nature. A discount factor of 15%, based on the assumed cost of capital for the Group, has been used over the forecast period.

Based on sensitivity analysis performed, including changes in discount rates and peak sales assumptions, no reasonably possible change in assumption would cause the carrying value of the licenses to exceed their recoverable amount.

The Group has also collectively reviewed its licenses for impairment on the basis of the market capitalization for the entire Group as of December 31, 2021 less the value of its tangible assets as well as cash and cash equivalents. This analysis resulted in a headroom exceeding USD 79 million. The valuation is considered to be Level 3 in the fair value hierarchy and further supported the Group’s conclusion that no impairment was identified as of December 31, 2021 and 2020.